ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                   Exhibit 99.1

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 $1,160,865,000 (APPROXIMATE) JANUARY 26, 1999
                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1


APPROXIMATE SECURITIES STRUCTURE:
                                      EXPECTED     EXPECTED
                       APPROXIMATE     CREDIT      WEIGHTED    EXPECTED
         EXPECTED      FACE/NOTIONAL  SUPPORT    AVERAGE LIFE   PAYMENT
CLASS    RATING        AMOUNT (MM)   (% OF UPB)   (YEARS) (B)   WINDOW
  (A)     (S&P/FITCH)
-------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
 X       AAAr/AAA      $1,334.3(c)                   9.48    03/99-01/19
 A1      AAA /AAA         240.0       31.00%         5.40    03/99-05/08
 A2      AAA /AAA         680.7       31.00          9.73    05/08-01/09
 B       AA/AA             66.7       26.00          9.93    01/09-01/09
 C       A /A              66.7       21.00          9.93    01/09-01/09
 D       BBB/BBB           86.7       14.50          9.97    01/09-03/09
 E       BBB-/BBB-         20.0       13.00         10.14    03/09-04/09
PRIVATELY OFFERED CLASSES (D)
-------------------------------------------------------------------------
 F          -                 -          -             -           -
 G          -                 -          -             -           -
 H          -                 -          -             -           -
 J          -                 -          -             -           -
 K          -                 -          -             -           -
      TOTAL SECURITIES:  $1,334.3
-------------------------------------------------------------------------
(a) Class A1 has a fixed rate. Classes A2, B and C have a fixed rate subject to a cap equal to the weighted average Net Mortgage Rate. Classes D and E have a coupon equal to the weighted average Net Mortgage Rate.
(b) Calculated at 0% CPR, no balloon extension and Hyperamortization Loans pay in full on Anticipated Repayment Dates.
(c)   Notional amount on interest only class.
(d)   Not offered hereby.

KEY FEATURES:
Lead Manager:                   Goldman, Sachs & Co.
Co-Managers:                    Deutsche Bank Securities
                                Donaldson, Lufkin & Jenrette
Mortgage Loan Seller:           GMAC Commercial Mortgage Corporation
Master Servicer:                GMAC Commercial Mortgage Corporation
Special Servicer:               GMAC Commercial Mortgage Corporation
Trustee:                        Norwest Bank Minnesota, N.A.
Launch:                         Late January/Early February
Pricing:                        Early February
Closing:                        Early/Mid February
Cut-Off Date:                   February 1, 5 and 10, 1999
Distribution Date:              15th of each month, or following business
                                day (commencing March 1999)
Payment Delay:                  14 days
ERISA                           Eligible: Classes A1, A2, and X are expected to
                                be ERISA eligible subject to certain conditions
                                for eligibility.
SMMEA                           Eligible: Classes A1, A2, X and B are expected
                                to be SMMEA eligible subject to certain
                                conditions for eligibility.
Structure:                      Sequential pay
Day Count:                      30/360
Tax Treatment:                  REMIC
Rated Final Distribution Date:  May 15, 2033
Clean up Call:                  1.0%
Minimum Denominations:          Publicly Offered Classes except Class X:
                                $25,000 & $1
                                Class X: $1,000,000 Notional Amount & $1
Delivery:                       DTC

-------------------------------------------------------------------------------


COLLATERAL FACTS:
Initial Pool Balance:                                         $1,334,328,273
Number of Mortgage Loans:                                                228
Number of Mortgaged Properties:                                          266
Average Cut-Off Date Balance:                                     $5,016,272
Weighted Average Current Mortgage Rate:                               6.985%
Weighted Average U/W DSCR:                                             1.47x
Weighted Average Cut-Off Date LTV Ratio:                              69.84%
Weighted Average Remaining Term to Maturity (months):                  125.6
Weighted Average Remaining Amortization Term (months):                 336.9
Weighted Average Seasoning (months):                                     3.2
Balloon Loans as % of Total (a):                                       96.1%
Ten Largest Loans or Related Loans as % of Total:                      35.3%

(a) Includes 18 hyperamortizing loans totaling $109.6mm and 8.2% of the pool cut-off date balance.


TEN LARGEST LOANS OR RELATED LOANS

LOAN                        BALANCE   % BY UPB   LTV     DSCR  PROPERTY TYPE
-----------------------------------------------------------------------------
AMD Corporate             $68,211,566     5.11% 74.96%   1.31  Office
Headquarters
The Zalkind Loans (a)      65,350,220     4.90  75.91    1.27  Multifamily
The Meringoff Loan         62,804,289     4.71  72.23    1.24  Office
Hudson Valley Mall         58,566,075     4.39  67.54    1.39  Retail
Uniprop Portfolio (b)      52,398,996     3.93  52.95    1.99  Mobile Home
                                                               Park
Randall Portfolio (c)      39,970,831     3.00  77.73    1.23  Multifamily
The Mills Building & 333   36,000,000     2.70  46.75    1.89  Office
Pine Street
211 W. Fort Street         31,874,231     2.39  66.40    1.43  Office
Bowers Portfolio (d)       30,056,317     2.25  70.28    2.68  Healthcare
Monterra & Chandler's      25,500,000     1.91  61.76    1.28  Multifamily
Apts.
     TOTAL               $470,732,523    35.28%
-----------------------------------------------------------------------------

(a)  7 loans with affiliated borrowers make up this group of loans.
(b) 2 cross-collateralized loans with the same borrower and 5 loans with affiliated borrowers make up this group of loans.
(c)  3 loans with affiliated borrowers make up this group of loans.
(d) 2 cross-collateralized loans with the same borrower and 1 loan with an affiliated borrower make up this group of loans.

SELECTED LOAN DATA:

                      NUMBER OF
 GEOGRAPHIC           MORTGAGED            CUT-OFF DATE BALANCE
 DISTRIBUTION        PROPERTIES     (MM)      % BY UPB      WTD. AVG. DSCR
----------------------------------------------------------------------------
 California               39       $294.7        22.09%         1.44x
 New York                 27        166.7        12.49          1.36
 Florida                  26        101.0         7.57          1.44
 Texas                    21         79.5         5.96          2.09
 Michigan                 10         76.5         5.73          1.49
 Other (a)               143        615.9        46.16          1.43
                         ---        -----        -----
 TOTAL/WTD. AVG.         266     $1,334.3       100.00%         1.47X
----------------------------------------------------------------------------
(a)  Includes 30 states and District of Columbia.


                      NUMBER OF               CUT-OFF DATE BALANCE
                      MORTGAGED   --------------------------------------------
 PROPERTY TYPE       PROPERTIES     (MM)     % BY UPB       WTD. AVG. DSCR
----------------------------------------------------------------------------
 Multifamily              95       $426.1       31.94%          1.35x
 Office                   45        378.7       28.38           1.38
 Retail                   46        214.8       16.10           1.35
 Industrial               21         71.5        5.36           1.42
 Hospitality              12         57.2        4.29           1.68
 Mobile Home Park         14         56.4        4.23           1.96
 Skilled Nursing           9         35.7        2.68           2.32
 Congregate Care           8         32.9        2.46           2.45
 Assisted Living
 Facility                  5         19.5        1.46           1.24
 Mixed Use                 2         16.5        1.24           1.50
 Other                     9         25.0        1.88           1.95
                           -         ----        ----
 TOTAL/WTD. AVG.         266     $1,334.3      100.00%          1.47X
----------------------------------------------------------------------------

 PREPAYMENT RESTRICTIONS            (MM)     % BY UPB      WTD. AVG. DSCR
----------------------------------------------------------------------------
 Lockout/Defeasance              $1,279.2       95.87%         1.46x
 Lockout/Greater of YM or 1% (a)     46.9        3.51          1.36
 Lockout/Open                         8.2        0.62          3.17
                                      ---        ----
 TOTAL/WTD. AVG.                 $1,334.3      100.00%         1.47X
----------------------------------------------------------------------------

(a) Includes 7 loans with the provision "(Greater of YM or 1%) + (25% on the loan balance)".


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
-------------------------------------------------------------------------------

o    For purposes of calculating principal distributions of the Certificates:


     -- Available principal will be allocated sequentially to the Class A1, A2, B, C, D, E, F, G, H, J, K certificates.

     -- In case the principal balance of the Class K, J, H, G, F, E, D, C, B, in that order, have been reduced to zero due to the allocation of principal losses, then A1 and A2 will be allocated principal pro rata.

o Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1 and A2 Certificates each month.


o Each class will be subordinate to the Class A1, A2, and X and to each class with an earlier alphabetic designation than such class. Each of the Class A1, A2, and X Certificates will be of equal priority.


o    All classes will pay interest on a 30/360 basis.


o Principal Losses will be allocated in reverse alphabetical order to Class K, J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2.


o The Master Servicer will cover net prepayment interest shortfalls, provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee equal to 2 basis points per annum on the principal balance of such loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.


o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                     ALLOCATION OF PREPAYMENT PREMIUMS (A)
-------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

o A percentage of all prepayment premiums (yield maintenance amounts) with respect to all loans will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

------------------------------------------------------------------------------

Prepayment                            (Pass-Through Rate - Discount Rate)
Premium Allocation              =     ------------------------------------
Percentage                            (Mortgage Rate - Discount Rate)

------------------------------------------------------------------------------

o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

Allocation of Prepayment Premiums Example


Discount Rate Fraction Methodology:
Mortgage Rate                                               =  8%
Bond Class Rate                                             =  6%
Treasury Rate                                               =  5%
% of Principal Distributed to Class                         =  100%

 BOND CLASS ALLOCATION              CLASS X ALLOCATION
---------------------------------   --------------------------------------
 6% - 5% x 100% = 33 1/3%           Receives excess premiums = 66 2/3% thereof
 -------
 8% - 5%

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                             PREPAYMENT PROVISIONS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         PREPAYMENT LOCK-OUT/ PREPAYMENT PREMIUM ANALYSIS / DEFEASANCE PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING
                       NO PREPAYMENT OF PRINCIPAL (A)(B)

--------------------------------------------------------------------------------------------
PREPAYMENT                 FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
RESTRICTIONS                 1999         2000         2001         2002         2003
--------------------------------------------------------------------------------------------
Locked out                    96.49%       96.48%       21.58%        4.09%        0.28%
Defeasance                     0.00         0.00        74.89        92.19        95.99
Yield Maintenance              3.51         3.52         3.53         3.55         3.56
--------------------------------------------------------------------------------------------
SUBTOTAL                     100.00%      100.00%      100.00%       99.83%       99.83%

Open                           0.00%        0.00%        0.00%        0.17%        0.17%
--------------------------------------------------------------------------------------------
TOTAL                        100.00%      100.00%      100.00%      100.00%      100.00%
UPB ($MM)                  1,334.33     1,318.35     1,301.18     1,276.33     1,255.84
% OF INITIAL UPB             100.00%       98.80%       97.52%       95.65%       94.12%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
PREPAYMENT                 FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
RESTRICTIONS                 2009         2010         2011         2012         2013
--------------------------------------------------------------------------------------------
Locked Out                     0.00%        0.00%        0.00%        0.00%        0.00%
Defeasance                    67.95        98.37        98.00        98.07        96.33
Yield Maintenance              9.93         0.00         0.00         0.00         0.00
--------------------------------------------------------------------------------------------
SUBTOTAL                      77.87%       98.37%       98.00%       98.07%       96.33%

Open                          22.13%        1.63%        2.00%        1.93%        3.67%
--------------------------------------------------------------------------------------------
TOTAL                        100.00%      100.00%      100.00%      100.00%      100.00%
UPB ($MM)                    209.74       135.43       101.80         95.22        88.56
% OF INITIAL UPB              15.72%       10.15%        7.63%        7.14%        6.64%
--------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PREPAYMENT                 FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
RESTRICTIONS                 2004         2005         2006         2007         2008
------------------------------------------------------------------------------------------
Locked out                     0.00%        0.00%        0.00%        0.00%        0.00%
Defeasance                    96.01        94.97        95.94        95.93        92.19
Yield Maintenance              3.57         3.58         3.64         3.65         2.71
------------------------------------------------------------------------------------------
SUBTOTAL                      99.58%       98.55%       99.58%       99.59%       94.90%

Open                           0.42%        1.45%        0.42%        0.41%        5.10%
------------------------------------------------------------------------------------------
TOTAL                        100.00%      100.00%      100.00%      100.00%      100.00%
UPB ($MM)                  1,233.78     1,209.99     1,169.12     1,142.23     1,109.16
% OF INITIAL UPB              92.46%       90.68%       87.62%       85.60%       83.12%
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PREPAYMENT                 FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
RESTRICTIONS                 2014         2015         2016         2017         2018
------------------------------------------------------------------------------------------
Locked Out                    0.00%        0.00%        0.00%       0.00%        0.00%
Defeasance                    94.21        92.81        93.50        94.59        77.42
Yield Maintenance              0.00         0.00         0.00         0.00         0.00
------------------------------------------------------------------------------------------
SUBTOTAL                      94.21%       92.81%       93.50%       94.59%       77.42%

Open                           5.79%        7.19%        6.50%        5.41%       22.58%
------------------------------------------------------------------------------------------
TOTAL                       100.00%      100.00%      100.00%     100.00%      100.00%
UPB ($MM)                      24.24        16.13        13.78        11.30
                                                                                   6.75
% OF INITIAL UPB               1.82%        1.21%        1.03%        0.85%        0.51%
------------------------------------------------------------------------------------------

(a)    Table calculated using modeling assumptions.
(b)    Differences in totals may exist due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                         AVERAGE LIFE TABLE (IN YEARS)

                (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD,
       DEFEASANCE AND YIELD MAINTENANCE, THEN RUN AT THE INDICATED CPRS)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)
              0% CPR       25% CPR     50% CPR       75% CPR    100% PP*
-------------------------------------------------------------------------------
X              9.48         9.44        9.41          9.37        9.18
A1             5.40         5.34        5.31          5.29        5.23
A2             9.73         9.70        9.66          9.61        9.36
B              9.93         9.93        9.93          9.92        9.68
C              9.93         9.93        9.93          9.93        9.72
D              9.97         9.95        9.93          9.93        9.85
E             10.14        10.12       10.08         10.00        9.93
-------------------------------------------------------------------------------
*"PP" means 100% of each loan prepays when it becomes freely prepayable.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET
-------------------------------------------------------------------------------
                     DISTRIBUTION OF CUT-OFF DATE BALANCES
-------------------------------------------------------------------------------


                                                                 PERCENTAGE OF
                                 NUMBER OF                         AGGREGATE
 RANGE OF CUT-OFF DATE           MORTGAGE       CUT-OFF DATE     CUT-OFF DATE    AVERAGE CUT-OFF
 BALANCES                          LOANS          BALANCE           BALANCE       DATE BALANCE
------------------------------------------------------------------------------------------------
      $298,646 - 999,999             8            $6,010,786           0.45%           $751,348
    1,000,000 - 1,999,999           57            87,504,852           6.56           1,535,173
    2,000,000 - 2,999,999           41           103,789,798           7.78           2,531,458
    3,000,000 - 3,999,999           29           101,711,593           7.62           3,507,296
    4,000,000 - 4,999,999           23           102,203,557           7.66           4,443,633
    5,000,000 - 5,999,999           16            89,945,191           6.74           5,621,574
    6,000,000 - 6,999,999            9            58,650,629           4.40           6,516,737
    7,000,000 - 7,999,999            9            67,264,133           5.04           7,473,793
    8,000,000 - 8,999,999            6            52,037,839           3.90           8,672,973
    9,000,000 - 9,999,999            4            39,307,192           2.95           9,826,798
   10,000,000 - 13,999,999           5            60,346,815           4.52          12,069,363
   14,000,000 - 16,999,999           5            78,961,055           5.92          15,792,211
   17,000,000 - 19,999,999           5            89,609,574           6.72          17,921,915
   20,000,000 - 24,999,999           4            88,433,697           6.63          22,108,424
   25,000,000 - 29,999,999           2            51,095,401           3.83          25,547,700
   30,000,000 - 39,999,999           2            67,874,231           5.09          33,937,115
   40,000,000 - 59,999,999           1            58,566,075           4.39          58,566,075
   60,000,000 - 68,211,566           2           131,015,855           9.82          65,507,927
                                   ---        --------------         ------
TOTAL/WTD. AVG.                    228        $1,334,328,273         100.00%         $5,852,317
                                   ===        ==============         ======
------------------------------------------------------------------------------------------------

                                                              WEIGHTED
                                                              AVERAGE       WEIGHTED
                                               WEIGHTED      REMAINING      AVERAGE
                                WEIGHTED       AVERAGE        TERM TO       CUT-OFF
 RANGE OF CUT-OFF DATE        AVERAGE DSCR  MORTGAGE RATE     MATURITY      DATE LTV
 BALANCES                                                      (MOS)         RATIO
---------------------------------------------------------------------------------------
     $298,646 - 999,999           1.69x          6.949%       115.2           57.94%
    1,000,000 - 1,999,999          1.59           6.725        135.9           67.12
    2,000,000 - 2,999,999          1.42           6.727        132.1           70.48
    3,000,000 - 3,999,999          1.45           6.955        141.4           67.25
    4,000,000 - 4,999,999          1.46           6.835        131.9           73.14
    5,000,000 - 5,999,999          1.59           6.739        115.6           69.13
    6,000,000 - 6,999,999          1.58           7.017        118.0           71.69
    7,000,000 - 7,999,999          1.36           6.787        117.6           69.87
    8,000,000 - 8,999,999          1.57           7.145        131.5           67.01
    9,000,000 - 9,999,999          1.47           7.003        116.7           76.32
   10,000,000 - 13,999,999         1.34           6.818        112.2           78.83
   14,000,000 - 16,999,999         1.42           7.143        134.0           71.80
   17,000,000 - 19,999,999         1.54           6.970        117.4           72.56
   20,000,000 - 24,999,999         1.30           7.255        120.0           75.05
   25,000,000 - 29,999,999         1.71           5.996        118.5           53.90
   30,000,000 - 39,999,999         1.67           7.357        145.3           55.98
   40,000,000 - 59,999,999         1.39           7.680        119.0           67.54
   60,000,000 - 68,211,566         1.28           7.382        118.0           73.65

TOTAL/WTD. AVG.                    1.47X          6.985%       125.6           69.84%

---------------------------------------------------------------------------------------




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
-------------------------------------------------------------------------------



                                                          PERCENTAGE OF
                           NUMBER OF                        AGGREGATE
                           MORTGAGED     CUT-OFF DATE     CUT-OFF DATE      AVERAGE CUT-OFF
STATE                     PROPERTIES       BALANCE           BALANCE          DATE BALANCE
---------------------------------------------------------------------------------------------
California                    39          $294,724,360      22.09%             $7,557,035
New York                      27           166,708,740      12.49               6,174,398
Florida                       26           100,975,716       7.57               3,883,681
Texas                         21            79,469,832       5.96               3,784,278
Michigan                      10            76,512,898       5.73               7,651,290
Nevada                         6            56,588,974       4.24               9,431,496
Georgia                       11            51,515,170       3.86               4,683,197
Washington                    10            46,156,438       3.46               4,615,644
Connecticut                   10            40,497,082       3.04               4,049,708
Missouri                       5            39,847,166       2.99               7,969,433
Illinois                       9            35,961,570       2.70               3,995,730
Colorado                      11            32,157,060       2.41               2,923,369
Iowa                           8            30,532,846       2.29               3,816,606
Pennsylvania                   6            28,987,281       2.17               4,831,214
Oregon                         4            28,649,490       2.15               7,162,372
Arizona                        8            24,657,070       1.85               3,082,134
District of Columbia           4            20,435,721       1.53               5,108,930
New Jersey                     7            20,122,031       1.51               2,874,576
Utah                           2            19,040,266       1.43               9,520,133
Louisiana                      5            16,524,191       1.24               3,304,838
Ohio                           5            15,327,641       1.15               3,065,528
North Carolina                 4            15,133,957       1.13               3,783,489
Virginia                       6            11,916,448       0.89               1,986,075
South Carolina                 3            11,552,995       0.87               3,850,998
Nebraska                       2            10,529,860       0.79               5,264,930
Tennessee                      3            10,456,661       0.78               3,485,554
New Mexico                     2            10,362,854       0.78               5,181,427
Maryland                       2             9,138,985       0.68               4,569,493
Vermont                        1             8,972,241       0.67               8,972,241
Kentucky                       1             4,961,608       0.37               4,961,608
Minnesota                      2             4,602,931       0.34               2,301,465
South Dakota                   2             3,543,520       0.27               1,771,760
Mississippi                    1             2,877,645       0.22               2,877,645
Kansas                         1             2,391,268       0.18               2,391,268
Arkansas                       1             1,397,368       0.10               1,397,368
Idaho                          1             1,098,390       0.08               1,098,390
                             ---        --------------     ------
TOTAL/WTD. AVG.              266        $1,334,328,273     100.00%             $5,016,272
                             ===        ==============     ======
---------------------------------------------------------------------------------------------

                                                        WEIGHTED
                                                         AVERAGE        WEIGHTED
                                          WEIGHTED      REMAINING       AVERAGE
                          WEIGHTED        AVERAGE        TERM TO        CUT-OFF
                           AVERAGE        MORTGAGE      MATURITY        DATE LTV
STATE                       DSCR            RATE          (MOS)          RATIO
------------------------------------------------------------------------------------
California                  1.44x            7.014%       125.5         67.56%
New York                    1.36             7.250        121.3         69.28
Florida                     1.44             7.076        124.0         70.67
Texas                       2.09             7.162        118.0         70.49
Michigan                    1.49             6.940        144.2         68.70
Nevada                      1.44             6.927        119.3         64.78
Georgia                     1.50             6.799        121.1         74.00
Washington                  1.28             6.513        115.3         72.62
Connecticut                 1.37             7.606        124.9         70.92
Missouri                    1.28             6.920        112.3         68.14
Illinois                    1.71             6.606        103.6         72.30
Colorado                    1.69             6.385        131.5         67.56
Iowa                        1.35             6.708        140.1         73.43
Pennsylvania                1.33             7.082        151.4         75.05
Oregon                      1.30             7.263        127.0         74.24
Arizona                     1.43             6.791        114.5         68.85
District of Columbia        1.40             7.161        141.2         67.72
New Jersey                  1.50             6.588        116.1         68.33
Utah                        1.34             6.606        146.9         76.63
Louisiana                   1.30             6.985        123.9         71.90
Ohio                        1.47             7.044        158.5         71.73
North Carolina              1.45             6.937        119.3         75.27
Virginia                    1.47             6.892        137.3         66.21
South Carolina              1.33             7.321        116.1         75.43
Nebraska                    1.41             6.647        116.5         77.20
Tennessee                   1.17             7.582        161.8         76.38
New Mexico                  1.47             6.211        120.3         62.98
Maryland                    1.38             6.375        117.0         74.31
Vermont                     1.79             6.875        116.0         59.81
Kentucky                    1.00             6.970        223.0         96.34
Minnesota                   1.89             6.543        119.4         54.64
South Dakota                1.50             6.481        116.4         71.24
Mississippi                 1.26             6.970        115.0         71.94
Kansas                      1.57             6.125        116.0         79.71
Arkansas                    1.61             7.840        118.0         63.52
Idaho                       2.27             6.800        178.0         41.45

TOTAL/WTD. AVG.             1.47x            6.985%       125.6         69.84%

------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                     [MAP]

                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE

WA     3.46%          NE     0.79%          TN     0.78%          SC     0.87%
OR     2.15%          KS     0.18%          MS     0.22%          GA     3.86%
CA    22.09%          OK     0.00%          MI     5.73%          FL     7.57%
ID     0.08%          TX     5.96%          OH     1.15%          CT     3.04%
NV     4.24%          MN     0.34%          KY     0.37%          NJ     1.51%
UT     1.43%          IA     2.29%          VT     0.67%          MD     0.68%
AZ     1.85%          MO     2.99%          NY    12.49%          D.C.   1.53%
CO     2.41%          AR     0.10%          PA     2.17%
NM     0.78%          LA     1.24%          VA     0.89%
SD     0.27%          IL     2.70%          NC     1.13%

                                  [PIE CHART]

                            Other (a)        38.06%
                            California       22.09%
                            New York         12.49%
                            Florida           7.57%
                            Texas             5.96%
                            Michigan          5.73%
                            Nevada            4.24%
                            Georgia           3.86%

(a) Includes 28 states and District of Columbia.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]


                       Multifamily                 31.94%
                       Office                      28.38%
                       Retail                      16.10%
                       Industrial                   5.36%
                       Hospitality                  4.29%
                       Mobile Home Park             4.23%
                       Skilled Nursing              2.68%
                       Congregate Care              2.46%
                       Assisted Living Facility     1.46%
                       Mixed Use                    1.24%
                       Other                        1.88%


                                                           PERCENTAGE OF
                           NUMBER OF                         AGGREGATE
                           MORTGAGED      CUT-OFF DATE      CUT-OFF DATE    AVERAGE CUT-OFF
      PROPERTY TYPE        PROPERTIES       BALANCE           BALANCE         DATE BALANCE
---------------------------------------------------------------------------------------------
Multifamily                    95         $426,139,670         31.94%           $4,485,681
Office                         45          378,717,021         28.38             8,415,934
Retail                         46          214,764,532         16.10             4,668,794
Industrial                     21           71,462,831          5.36             3,402,992
Hospitality                    12           57,217,962          4.29             4,768,164
Mobile Home Park               14           56,432,789          4.23             4,030,914
Skilled Nursing                 9           35,730,526          2.68             3,970,058
Congregate Care                 8           32,861,130          2.46             4,107,641
Assisted Living Facility        5           19,491,609          1.46             3,898,322
Mixed Use                       2           16,489,414          1.24             8,244,707
Other                           9           25,020,790          1.88             2,780,088
                               ---      --------------          ------
TOTAL/WTD. AVG.                266      $1,334,328,273          100.00%         $5,016,272
                               ===      ==============          ======
---------------------------------------------------------------------------------------------

                                                                           WEIGHTED
                                                       WEIGHTED AVERAGE    AVERAGE
                            WEIGHTED       WEIGHTED        REMAINING       CUT-OFF
                            AVERAGE         AVERAGE     TERM TO MATURITY   DATE LTV
      PROPERTY TYPE           DSCR       MORTGAGE RATE       (MOS)          RATIO
--------------------------------------------------------------------------------------
Multifamily                   1.35x          6.758%           120.8          73.64%
Office                        1.38           7.238            126.3          69.22
Retail                        1.35           7.054            137.4          70.54
Industrial                    1.42           6.828            126.9          71.30
Hospitality                   1.68           7.233            129.7          64.40
Mobile Home Park              1.96           6.272            121.0          54.16
Skilled Nursing               2.32           7.229            102.0          68.01
Congregate Care               2.45           7.332            121.0          69.32
Assisted Living Facility      1.24           7.056            119.0          78.52
Mixed Use                     1.50           7.309            119.0          61.64
Other                         1.95           6.831            145.4          54.00

TOTAL/WTD. AVG.               1.47x          6.985%           125.6          69.84%

--------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
         DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
-------------------------------------------------------------------------------


                                                           PERCENTAGE OF
                                                             AGGREGATE
 RANGE OF DEBT SERVICE    NUMBER OF      CUT-OFF DATE      CUT-OFF DATE    AVERAGE CUT-OFF
 COVERAGE RATIOS        MORTGAGE LOANS      BALANCE           BALANCE        DATE BALANCE
--------------------------------------------------------------------------------------------
1.00 - 1.09x (a)              12           $50,283,589          3.77%           $4,190,299
1.10 - 1.19 (a)                7            39,875,231          2.99             5,696,462
1.20 - 1.24                    5           107,303,597          8.04            21,460,719
1.25 - 1.29                   31           217,742,938         16.32             7,023,966
1.30 - 1.34                   35           256,348,567         19.21             7,324,245
1.35 - 1.39                   25           144,733,192         10.85             5,789,328
1.40 - 1.49                   35           170,044,675         12.74             4,858,419
1.50 - 1.59                   31           100,879,314          7.56             3,254,171
1.60 - 1.79                   18            66,115,785          4.95             3,673,099
1.80 - 1.89                    7            61,236,066          4.59             8,748,009
1.90 - 2.19                   10            73,881,594          5.54             7,388,159
2.20 - 4.99                   12            45,883,726          3.44             3,823,644
                             ---        --------------        ------
TOTAL/WTD. AVG.              228        $1,334,328,273        100.00%           $5,852,317
                             ===        ==============        ======
--------------------------------------------------------------------------------------------

                                                      WEIGHTED AVERAGE     WEIGHTED
                                                         REMAINING         AVERAGE
                                          WEIGHTED        TERM TO          CUT-OFF
 RANGE OF DEBT SERVICE     WEIGHTED       AVERAGE         MATURITY         DATE LTV
 COVERAGE RATIOS         AVERAGE DSCR  MORTGAGE RATE       (MOS)            RATIO
--------------------------------------------------------------------------------------
1.00 - 1.09x (a)                1.05x         6.933%         155.8           72.56%
1.10 - 1.19 (a)                 1.17          6.879          131.8           76.13
1.20 - 1.24                     1.23          7.09           118.8           72.28
1.25 - 1.29                     1.27          6.903          123.2           74.57
1.30 - 1.34                     1.32          7.196          121.7           74.42
1.35 - 1.39                     1.38          7.092          125.2           70.59
1.40 - 1.49                     1.43          6.884          129.0           71.79
1.50 - 1.59                     1.53          6.996          140.9           66.94
1.60 - 1.79                     1.67          6.669          119.3           66.01
1.80 - 1.89                     1.88          7.241          125.2           52.81
1.90 - 2.19                     2.07          6.596          122.6           54.88
2.20 - 4.99                     2.96          6.849          107.0           56.69

TOTAL/WTD. AVG.                 1.47x         6.985%         125.6           69.84%

--------------------------------------------------------------------------------------

(a) There are 10 credit-tenant loans in this pool of which some are included in this range.

-------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
-------------------------------------------------------------------------------



                                                              PERCENTAGE OF
                              NUMBER OF                         AGGREGATE
   RANGE OF CUT-OFF DATE      MORTGAGE       CUT-OFF DATE      CUT-OFF DATE    AVERAGE CUT-OFF
   LOAN TO VALUE RATIOS         LOANS          BALANCE           BALANCE         DATE BALANCE
-----------------------------------------------------------------------------------------------
30.1 - 50.0%                     18          $109,347,944          8.19%           $6,074,886
50.1 - 60.0                      25            89,378,208          6.70             3,575,128
60.1 - 65.0                      18            71,064,931          5.33             3,948,052
65.1 - 70.0                      33           236,371,680         17.71             7,162,778
70.1 - 75.0                      65           435,697,214         32.65             6,703,034
75.1 - 80.0 (a)                  62           365,077,947         27.36             5,888,354
80.1 - 85.0 (a)                   4            18,745,606          1.40             4,686,401
85.1 - 90.0 (a)                   1             2,095,657          0.16             2,095,657
90.1 - 95.0 (a)                   1             1,587,479          0.12             1,587,479
95.1 - 100.0 (a)                  1             4,961,608          0.37             4,961,608
                                ---        --------------        ------
TOTAL/WTD. AVG.                 228        $1,334,328,273        100.00%           $5,852,317
                                ===        ==============        ======
-----------------------------------------------------------------------------------------------

                                                             WEIGHTED
                                                              AVERAGE      WEIGHTED
                                                             REMAINING      AVERAGE
                               WEIGHTED        WEIGHTED       TERM TO       CUT-OFF
   RANGE OF CUT-OFF DATE        AVERAGE        AVERAGE       MATURITY      DATE LTV
   LOAN TO VALUE RATIOS          DSCR       MORTGAGE RATE      (MOS)         RATIO
---------------------------------------------------------------------------------------
30.1 - 50.0%                      2.13x          6.841%         119.5         45.59%
50.1 - 60.0                       1.64           6.966          127.3         55.73
60.1 - 65.0                       1.41           6.487          129.3         62.68
65.1 - 70.0                       1.55           7.064          129.6         67.66
70.1 - 75.0                       1.35           7.145          125.1         72.98
75.1 - 80.0 (a)                   1.35           6.885          121.5         78.31
80.1 - 85.0 (a)                   1.21           7.064          144.9         84.25
85.1 - 90.0 (a)                   1.05           7.450          173.0         87.32
90.1 - 95.0 (a)                   1.05           5.730          213.0         93.38
95.1 - 100.0 (a)                  1.00           6.970          223.0         96.34

TOTAL/WTD. AVG.                   1.47x          6.985%         125.6         69.84%

---------------------------------------------------------------------------------------

(a) There are 10 credit-tenant loans in this pool of which some are included in this range.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                    DISTRIBUTION OF MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------



                                                            PERCENTAGE OF
                                                              AGGREGATE
 RANGE OF                 NUMBER OF       CUT-OFF DATE       CUT-OFF DATE    AVERAGE CUT-OFF
 MORTGAGE RATES         MORTGAGE LOANS       BALANCE           BALANCE         DATE BALANCE
---------------------------------------------------------------------------------------------
5.501 - 6.000%               16            $59,567,418          4.46%            $3,722,964
6.001 - 6.250                29            117,593,567          8.81              4,054,951
6.251 - 6.500                26            146,273,178         10.96              5,625,891
6.501 - 6.750                25            102,614,509          7.69              4,104,580
6.751 - 7.000                46            283,934,998         21.28              6,172,500
7.001 - 7.250                42            199,032,064         14.92              4,738,859
7.251 - 7.500                25            181,890,306         13.63              7,275,612
7.501 - 7.750                 6            115,441,281          8.65             19,240,213
7.751 - 8.000                 9            113,363,091          8.50             12,595,899
8.001 - 9.000                 4             14,617,861          1.10              3,654,465
                            ---         --------------        ------
TOTAL/WTD. AVG.             228         $1,334,328,273        100.00%            $5,852,317
                            ===         ==============        ======
---------------------------------------------------------------------------------------------

                                                   WEIGHTED
                                                   AVERAGE        WEIGHTED
                                     WEIGHTED     REMAINING       AVERAGE
                      WEIGHTED       AVERAGE       TERM TO        CUT-OFF
 RANGE OF              AVERAGE       MORTGAGE      MATURITY       DATE LTV
 MORTGAGE RATES         DSCR           RATE         (MOS)          RATIO
------------------------------------------------------------------------------
5.501 - 6.000%           1.58x         5.784%        124.3          62.76%
6.001 - 6.250            1.57          6.163         127.6          69.04
6.251 - 6.500            1.56          6.377         124.2          67.34
6.501 - 6.750            1.55          6.643         124.5          71.22
6.751 - 7.000            1.37          6.929         132.8          71.40
7.001 - 7.250            1.50          7.186         117.0          72.04
7.251 - 7.500            1.34          7.395         126.5          73.60
7.501 - 7.750            1.55          7.673         122.4          59.72
7.751 - 8.000            1.36          7.819         126.3          73.44
8.001 - 9.000            1.64          8.302         125.3          65.14

TOTAL/WTD. AVG.          1.47x         6.985%        125.6          69.84%

------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS
-------------------------------------------------------------------------------



                                                               PERCENTAGE OF
                                                                 AGGREGATE
 RANGE OF AMORTIZATION      NUMBER OF       CUT-OFF DATE       CUT-OFF DATE     AVERAGE CUT-OFF
 TERMS (MONTHS)           MORTGAGE LOANS       BALANCE            BALANCE        DATE BALANCE
------------------------------------------------------------------------------------------------
85 - 120                        1             $4,589,669           0.34%            $4,589,669
121 - 180                      12             35,717,679           2.68              2,976,473
181 - 240                      15             54,494,984           4.08              3,632,999
241 - 300                      49            194,139,610          14.55              3,962,033
301 - 360                     149          1,042,971,465          78.16              6,999,808
361 - 380                       2              2,414,867           0.18              1,207,434
                              ---         --------------         ------
TOTAL/WTD. AVG.               228         $1,334,328,273         100.00%            $5,852,317
                              ===         ==============         ======
------------------------------------------------------------------------------------------------

                                                        WEIGHTED
                                                        AVERAGE        WEIGHTED
                                          WEIGHTED     REMAINING       AVERAGE
                           WEIGHTED       AVERAGE       TERM TO        CUT-OFF
 RANGE OF AMORTIZATION      AVERAGE       MORTGAGE      MATURITY       DATE LTV
 TERMS (MONTHS)              DSCR           RATE         (MOS)          RATIO
-----------------------------------------------------------------------------------
85 - 120                      1.01x         7.25%         117.0           75.24%
121 - 180                     1.22          6.742         153.7           67.90
181 - 240                     2.01          7.167         162.4           67.10
241 - 300                     1.59          7.039         123.9           71.50
301 - 360                     1.42          6.972         123.1           69.74
361 - 380                     1.99          6.988         117.1           59.91

TOTAL/WTD. AVG.               1.47x         6.985%        125.6           69.84%

-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
-------------------------------------------------------------------------------


                                                                  PERCENTAGE OF
                                                                    AGGREGATE
 RANGE OF ORIGINAL TERMS TO      NUMBER OF       CUT-OFF DATE      CUT-OFF DATE   AVERAGE CUT-OFF
 MATURITY (MONTHS)             MORTGAGE LOANS       BALANCE          BALANCE       DATE BALANCE
---------------------------------------------------------------------------------------------------
36 - 84                              3            $25,267,656           1.89%         $8,422,552
101 - 120                          170          1,029,974,271          77.19           6,058,672
121 - 140                           12             89,721,881           6.72           7,476,823
141 - 180                           28            143,357,802          10.74           5,119,922
181 - 240                           15             46,006,664           3.45           3,067,111
                                   ---         --------------         ------
TOTAL/WTD. AVG.                    228         $1,334,328,273         100.00%         $5,852,317
                                   ===         ==============         ======
---------------------------------------------------------------------------------------------------

                                                              WEIGHTED      WEIGHTED
                                                               AVERAGE       AVERAGE
                                               WEIGHTED    REMAINING TERM    CUT-OFF
 RANGE OF ORIGINAL TERMS TO      WEIGHTED       AVERAGE      TO MATURITY    DATE LTV
 MATURITY (MONTHS)             AVERAGE DSCR  MORTGAGE RATE      (MOS)         RATIO
---------------------------------------------------------------------------------------
36 - 84                             1.92x        6.810%           68.3         67.08%
101 - 120                           1.45         7.004           117.0         70.64
121 - 140                           1.76         6.847           122.6         59.61
141 - 180                           1.40         7.010           167.3         69.97
181 - 240                           1.30         6.830           225.4         72.91

TOTAL/WTD. AVG.                     1.47x        6.985%          125.6         69.84%

---------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                  DISTRIBUTION OF REMAINING TERMS TO MATURITY
-------------------------------------------------------------------------------


                                                                  PERCENTAGE OF
                                                                    AGGREGATE
 RANGE OF REMAINING TERMS TO     NUMBER OF       CUT-OFF DATE      CUT-OFF DATE   AVERAGE CUT-OFF
 MATURITY (MONTHS)             MORTGAGE LOANS       BALANCE          BALANCE       DATE BALANCE
--------------------------------------------------------------------------------------------------
36 - 84                              3            $25,267,656           1.89%         $8,422,552
101 - 120                          173          1,039,401,129          77.90           6,008,099
121 - 140                           10             88,867,675           6.66           8,886,767
141 - 180                           27            134,785,150          10.10           4,992,043
181 - 240                           15             46,006,664           3.45           3,067,111
                                   ---         --------------         ------
TOTAL/WTD. AVG.                    228         $1,334,328,273         100.00%         $5,852,317
                                   ===         ==============         ======
--------------------------------------------------------------------------------------------------

                                                               WEIGHTED      WEIGHTED
                                                                AVERAGE       AVERAGE
                                                WEIGHTED    REMAINING TERM    CUT-OFF
 RANGE OF REMAINING TERMS TO      WEIGHTED       AVERAGE      TO MATURITY    DATE LTV
 MATURITY (MONTHS)              AVERAGE DSCR  MORTGAGE RATE      (MOS)         RATIO
----------------------------------------------------------------------------------------
36 - 84                              1.92x        6.810%          68.3          67.08%
101 - 120                            1.45         7.008          117.0          70.53
121 - 140                            1.71         6.822          125.1          61.03
141 - 180                            1.40         6.998          169.1          69.76
181 - 240                            1.30         6.830          225.4          72.91

TOTAL/WTD. AVG.                      1.47x       6.985%         125.6          69.84%

----------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
-------------------------------------------------------------------------------


                                                                  PERCENTAGE OF
                                                                    AGGREGATE
                                 NUMBER OF       CUT-OFF DATE      CUT-OFF DATE   AVERAGE CUT-OFF
 AMORTIZATION TYPE             MORTGAGE LOANS       BALANCE          BALANCE       DATE BALANCE
---------------------------------------------------------------------------------------------------
Balloon                            191         $1,172,118,436          87.84%         $6,136,746
Hyperamortizing                     18            109,586,927           8.21           6,088,163
Fully Amortizing                    19             52,622,910           3.94           2,769,627
                                   ---         --------------         ------
TOTAL/WTD. AVG.                    228         $1,334,328,273         100.00%         $5,852,317
                                   ===         ==============         ======
---------------------------------------------------------------------------------------------------

                                                            WEIGHTED      WEIGHTED
                                                             AVERAGE       AVERAGE
                                             WEIGHTED    REMAINING TERM    CUT-OFF
                               WEIGHTED       AVERAGE      TO MATURITY    DATE LTV
 AMORTIZATION TYPE           AVERAGE DSCR  MORTGAGE RATE      (MOS)         RATIO
-------------------------------------------------------------------------------------
Balloon                           1.44x        7.005%         123.2          70.83%
Hyperamortizing                   1.80         6.782          120.6          59.62
Fully Amortizing                  1.23         6.948          191.3          69.06

TOTAL/WTD. AVG.                   1.47x        6.985%         125.6          69.84%

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     DISTRIBUTION OF PREPAYMENT PROVISIONS
-------------------------------------------------------------------------------


                                                                  PERCENTAGE OF
                                                                    AGGREGATE
                                 NUMBER OF       CUT-OFF DATE      CUT-OFF DATE   AVERAGE CUT-OFF
 PREPAYMENT PROVISION          MORTGAGE LOANS       BALANCE          BALANCE       DATE BALANCE
---------------------------------------------------------------------------------------------------
Lockout/Defeasance                 215         $1,279,221,650          95.87%         $5,949,868
Lockout/Greater of YM or 1%         11             46,899,052           3.51           4,263,550
(a)
Lockout/Open                         2              8,207,571           0.62           4,103,786
                                   ---         --------------         ------
TOTAL/WTD. AVG.                    228         $1,334,328,273         100.00%         $5,852,317
                                   ===         ==============         ======
---------------------------------------------------------------------------------------------------

                                                              WEIGHTED      WEIGHTED
                                                WEIGHTED       AVERAGE       AVERAGE
                                                AVERAGE    REMAINING TERM    CUT-OFF
                                 WEIGHTED       MORTGAGE     TO MATURITY    DATE LTV
 PREPAYMENT PROVISION          AVERAGE DSCR       RATE          (MOS)         RATIO
---------------------------------------------------------------------------------------
Lockout/Defeasance                  1.46x         6.962%         126.3        70.01%
Lockout/Greater of YM or 1%         1.36          7.588          120.2        68.42
(a)
Lockout/Open                        3.17          7.041           54.3        51.85

TOTAL/WTD. AVG.                     1.47x         6.985%         125.6        69.84%

---------------------------------------------------------------------------------------

(a) Includes 7 loans with the provision "(Greater of YM or 1%) + (25% on the loan balance)".

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                          AMD CORPORATE HEADQUARTERS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               LOAN INFORMATION
-------------------------------------------------------------------------------

                               ORIGINAL               CUT-OFF DATE
PRINCIPAL BALANCE:             $68,250,000            $68,211,566

ORIGINATION DATE:              December 22, 1998

INTEREST RATE:                 7.78%

AMORTIZATION:                  30 years

MATURITY DATE:                 January 10, 2009

BORROWER/SPONSOR:              Delaware CHIP, LLC, a special purpose entity.

CALL PROTECTION:               Prepayment lockout;  U.S. Treasury defeasance
                               permitted as of the 2 year anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/       No/No
DEFAULT:

ADDITIONAL FINANCING:          None


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:               Single Asset

PROPERTY TYPE:                        Office

LOCATION:                             California

YEARS BUILT:                          1980 / 1995

THE COLLATERAL:                       Two office buildings located in Silicon
                                      Valley containing a total of 362,000
                                      square feet that serve as the corporate
                                      headquarters for Advanced Micro Devices
                                      ("AMD").

                                      Both buildings are 100% occupied by AMD
                                      subject to a NNN lease expiring November
                                      30, 2018. A security deposit in the
                                      amount of $10 million security is
                                      additional collateral for
                                      the loan.

OCCUPANCY (12/1/98):                  100%

UNDERWRITTEN NET CASH FLOW:           $7,817,635

APPRAISED VALUE:                      $91,000,000

APPRAISAL DATE:                       October 20, 1998

CUT-OFF DATE LOAN/SQ. FT.:            $188

CUT-OFF DATE LTV:                     74.96%

BALLOON LTV:                          65.66%

UWNCF DSCR:                           1.31x

-------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                               THE ZALKIND LOANS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------

                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE (1):        $65,450,000             $65,350,220

ORIGINATION DATE:             Varies from August 13, 1998 to December 18,
                              1998.

INTEREST RATE:                Varies from 6.77% to 7.35%

AMORTIZATION:                 30 years

MATURITY DATE:                September 1, 2008 to January 5, 2009

BORROWER/SPONSOR:             7 separate special purpose entities affiliated
                              with Steven Zalkind and Donald Love.

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance
                              permitted as of the 2 year anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

ADDITIONAL FINANCING:         3 of the loans are subject to subordinate
                              mortgages (GMAC4300, GMAC4570 and GMAC4310) which are subject to subordination and standstill agreements.

  ---------------------------------------------------------------------------
  (1)    7 loans with affiliated borrowers make up this group of loans.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            Portfolio of 7 assets

PROPERTY TYPE:                     Multifamily

LOCATION:                          Florida, Tennessee, North Carolina,
                                   South Carolina, Georgia and Virginia.

YEARS BUILT/RENOVATED:             Varies from 1968 to 1990 / 1987 to 1998

THE COLLATERAL:                    7 multifamily complexes located in
                                   various states.

PROPERTY MANAGEMENT:               An affiliate of the borrower

OCCUPANCY:                         Varies from 90% to 96%

UNDERWRITTEN NET CASH FLOW:        $6,944,123

APPRAISED VALUE:                   $86,005,000

APPRAISAL DATE:                    Varies from June 17, 1998 to November
                                   16, 1998

CUT-OFF DATE LOAN/UNIT:            $41,972

CUT-OFF DATE LTV:                  75.91%

BALLOON LTV:                       65.99%

UWNCF DSCR:                        1.27x

-------------------------------------------------------------------------------
(1) 7 loans with affiliated borrowers make up this group of loans.

                                                         CUT-OFF DATE PRINCIPAL    CUT-OFF   UWNCF
 LOAN #           PROPERTY NAME               LOCATION           BALANCE           DATE LTV  DSCR
---------------------------------------------------------------------------------------------------
GMAC4300   Camden at Palmer Ranch       Sarasota, FL          $22,452,347           75.54%   1.26x
GMAC4570   Balmoral Village Apartments  Fayette, GA            18,488,292           75.46    1.25
GMAC4310   Park Palace Apartments       Shelby, TN              6,541,673           72.97    1.25
GMAC4340   Greenbryre Apartments        Mecklenberg, NC         5,493,008           79.84    1.40
GMAC4350   Seasons Chase Apartments     Guilord, NC             4,793,898           79.90    1.30
GMAC4330   Pelham Ridge Apartments      Greenville, SC          4,294,533           73.60    1.29
GMAC1420   Copper Croft Apartments      Roanoke, VA             3,286,469           77.33    1.26
---------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              THE MERINGOFF LOAN
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               LOAN INFORMATION
-------------------------------------------------------------------------------

                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE:            $62,950,000             $62,804,289

ORIGINATION DATE:             October 23, 1998

INTEREST RATE:                6.95%

AMORTIZATION:                 30 years

MATURITY DATE:                November 10, 2008

BORROWER:                     Special  purpose   entities   affiliated  with
                              Stephen Meringoff and Jay Shidler.

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance
                              permitted as of the 2 year anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

ADDITIONAL                    FINANCING: The borrower's interest in 8 of the
                              mortgage properties consists of leasehold interests encumbered by fee mortgages. SNDAs were entered into by the various Meringoff borrowers and the respective fee mortgagees which grant non-disturbance protection to the Meringoff borrowers.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            Portfolio of 9 assets

PROPERTY TYPE:                     Office

LOCATION:                          New York

YEARS BUILT/RENOVATED:             Varies from 1891 to 1922

THE COLLATERAL:                    9 office-with-retail buildings located
                                   in Manhattan.

PROPERTY MANAGEMENT:               Meringoff Properties, Inc.

OCCUPANCY (10/23/1998):            Varies from 92% to 100%

UNDERWRITTEN NET CASH FLOW:        $6,260,015

APPRAISAL VALUE:                   $86,950,000

APPRAISAL DATE:                    July 1, 1998

CUT-OFF DATE LOAN/SF:              $82

CUT-OFF DATE LTV:                  72.23%

BALLOON LTV:                       62.21%

UWNCF DSCR:                        1.24x

-------------------------------------------------------------------------------

PROPERTY DETAIL
---------------
                               ORIGINAL ALLOCATED     APPRAISED
      PROPERTY ADDRESS             LOAN AMOUNT          VALUE      ORIGINAL LTV (%)   U/W DSCR
--------------------------------------------------------------------------------------------------
401 Park Avenue South             $30,650,000       $36,600,000          83.74%        1.27x
462 Broadway                        7,150,000        11,100,000          64.41         1.24
400 Eighth Avenue                   6,835,000         9,800,000          69.74         1.21
88 University Place                 5,400,000         7,400,000          72.97         1.14
12 West 27th Street                 4,000,000         6,500,000          61.54         1.23
30 West 26th Street                 3,790,000         5,900,000          64.24         1.16
12 West 21st Street                 2,980,000         4,950,000          60.20         1.30
686 Lexington Avenue                1,485,000         2,100,000          70.71         1.18
681 Lexington Avenue                  660,000         2,600,000          25.38         1.27
                                  $62,950,000       $86,950,000         72.40%         1.24x
--------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              HUDSON VALLEY MALL
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               LOAN INFORMATION
-------------------------------------------------------------------------------

                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE:            $58,600,000             $58,566,075

ORIGINATION DATE:             December 31, 1998

INTEREST RATE:                7.68%

AMORTIZATION:                 30 years

MATURITY DATE:                January 10, 2009

BORROWER/SPONSOR:             PCK Development Company, LLC, a special purpose
                              entity affiliated with the Pyramid Companies.

CALL PROTECTION:              Prepayment  lockout;  U.S. Treasury defeasance
                              permitted as of the 2 year anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

ADDITIONAL FINANCING:         None

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

LOCATION:                          New York

YEARS BUILT/RENOVATED:             1981/1989, 1995, 1997

THE COLLATERAL:                    A 644,265 sf regional mall located in
                                   Hudson Valley, NY, anchored by Filene's,
                                   Sears and JC Penney.

PROPERTY MANAGEMENT:               Pyramid Management Group, Inc.

OCCUPANCY (11/24/98):              85%

UNDERWRITTEN NET CASH FLOW:        $7,046,731

APPRAISAL VALUE:                   $79,900,000

APPRAISAL DATE:                    November 27, 1998

CUT-OFF DATE LOAN/SF:              $91

CUT-OFF DATE LTV:                  67.54%

BALLOON LTV:                       64.07%

UWNCF DSCR:                        1.39x

-------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                               UNIPROP PORTFOLIO
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               LOAN INFORMATION
-------------------------------------------------------------------------------

                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE (1):        $ 52,615,000            $52,398,996

ORIGINATION DATE:             August 20, 1998 and September 23, 1998

INTEREST RATE:                Varies from 6.06% to 6.37%

AMORTIZATION:                 30 years

MATURITY DATE:                March 10, 2009 and April 10, 2009

BORROWERS:                    6 separate special purpose entities
                              affiliated with Uniprop, Inc.

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance
                              permitted as of the 2 year anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/      Yes/Yes
DEFAULTED (2):

ADDITIONAL                    FINANCING: Permitted if secured solely by
                              manufactured homes located on the related
                              property; also, unsecured or "soft" secured
                              financing permitted up to 5% of the initial
                              principal balance of the related loan.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            Portfolio of 12 assets

PROPERTY TYPE:                     Manufactured Housing

LOCATION:                          Nevada, Michigan, Minnesota, New Mexico,
                                   Colorado, Florida, North Carolina

YEARS BUILT/RENOVATED:             Varies from 1968 to 1995

THE COLLATERAL:                    12 mobile home park communities located
                                   in various states.

PROPERTY MANAGEMENT:               Uniprop, Inc.

OCCUPANCY (3):                     Varies from 91% - 100%

UNDERWRITTEN NET CASH FLOW:        Fund II Loans:   $5,012,295
                                   Other Loans:     $255,389 - $1,005,654

APPRAISAL VALUE:                   Fund II Loans:   $66,550,000
                                   Other Loans:     $3,200,000 - $12,250,000

APPRAISAL DATE:                    Varies  from  March  1,  1998 to June 11,
                                   1998

CUT-OFF DATE LOAN/PAD:             Fund II Loans:   $12,431
                                   Other Loans:     $13,699 - $20,496

CUT-OFF DATE LTV:                  Fund II Loans:   45.04%
                                   Other Loans:     54.90% - 69.56%

BALLOON LTV:                       Fund II Loans:   37.83%
                                   Other Loans:     45.69% - 58.22%

UWNCF DSCR:                        Fund II Loans:   2.21x
                                   Other Loans:     1.45x - 2.04x

-----------------------------------------------------------------------------
(1) 2 cross-collateralized loans with the same borrower and 5 loans with affiliated borrowers make up this group of loans.
(2) GMAC2990 and 2940 are cross-collateralized and cross-defaulted.
(3) As of date varies from March to June 1998.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

LOAN DETAILS

                                                                         CUT-OFF DATE PRINCIPAL  CUT-OFF      UWNCF
  LOAN #                   PROPERTY NAME                   LOCATION             BALANCE          DATE LTV     DSCR
----------------------------------------------------------------------------------------------------------------------
GMAC2940     Uniprop Manufactured Housing          Various (6)                $25,595,401          46.08%     2.13x
                  Comm. Income Fund II (a)
GMAC2930     Vista Del Sol - Uniprop NCII          Bernalillo, NM               7,373,851          69.56      1.45
GMAC2920     Valley View - Uniprop NCII            Adams, CO                    6,725,097          54.90      2.04
GMAC2990     Sunshine Village (a)                  Broward County, FL           4,270,878          38.83      2.70
GMAC2910     Swan Meadow Village - Uniprop NCII    Summit, CO                   3,586,718          64.05      1.61
GMAC2900     River Walk - Uniprop NCII             Wake, NC                     2,764,762          65.83      1.67
GMAC2890     Mill Run - Uniprop NCII               Wake, NC                     2,082,289          65.07      1.67
----------------------------------------------------------------------------------------------------------------------

(a)  The Uniprop Fund II loans.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.